UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

Hong T. Le

American Funds Developing World Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Developing World Growth and Income FundSM Annual report for the year ended November 30, 2021

Invest in the dividends
of a growing and
developing world

American Funds Developing World Growth and Income Fund seeks to provide long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended December 31, 2021 (the most recent calendar quarter-end):

	1 year	5 years	Lifetime (since 2/3/14)

Class F-2 shares	0.72%	8.75%	4.85%
Class A shares (reflecting 5.75% maximum sales charge)	–5.26	7.17	3.77

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.95% for Class F-2 shares and 1.25% for Class A shares as of the prospectus dated February 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of December 31, 2021, was 0.72% for Class F-2 shares and 0.41% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share value reflects the 5.75% maximum sales charge.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Investment portfolio

10	Financial statements

32	Board of trustees and other officers

Fellow investors:

Emerging markets stocks advanced during American Funds Developing World Growth and Income Fund’s fiscal year, although gains slowed from July on signs of a slowdown in China and less accommodative U.S. monetary policy.

Developing World Growth and Income Fund Class F-2 shares gained 6.46% for the 12-month reporting period ended November 30, 2021, assuming reinvestment of the dividend of approximately 15 cents a share. By comparison, the unmanaged MSCI Emerging Markets Index, which measures markets in 27 countries, rose 2.70%.

Developing World Growth and Income Fund invests primarily in developing world companies that have potential for growth and the capacity to pay dividends. By balancing long-term growth of capital and current income, the strategy seeks to reduce the effects of volatility typically associated with emerging markets investing.

Market review

During the 12-month period, emerging markets stocks rose modestly as early optimism gave way to renewed concerns about a slowdown in China and the potential implications of less accommodative U.S. monetary policy. To combat rising inflation, central banks in several developing countries boosted interest rates in moves that contrasted with the Federal Reserve and European Central Bank.

The U.S. dollar began to strengthen in June and gained against most emerging markets currencies for the period, with notable exceptions. The Chinese renminbi, Russian ruble and Taiwan dollar each gained against the U.S. dollar.

China had the lowest return of all global equity markets during the period. The MSCI China Index fell 16.93%, hurt by declines in the consumer discretionary, real estate and communication services sectors. After leading the global economic

Results at a glance

For periods ended November 30, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	Lifetime (since 2/3/14)

American Funds Developing World Growth and Income Fund (Class F-2 shares)	6.46%	10.51%	8.83%	4.87%
American Funds Developing World Growth and Income Fund (Class A shares)	6.15	10.18	8.54	4.57
MSCI Emerging Markets Index*	2.70	9.27	9.52	5.95

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Source: MSCI.

American Funds Developing World Growth and Income Fund	1

rebound in 2020, China began to tighten regulatory policies in technology-related sectors and increased its scrutiny of several other industries. Chinese officials also withdrew some stimulus measures. Power shortages in August and September raised further concerns about factory output and disruptions to global supply chains. Meanwhile, the impending default of heavily indebted property giant Evergrande Group fueled worries about China’s property sector and commodities demand. China’s economy grew an annualized 4.9% from July through September, slower than the 7.9% rate in the April to June period.

Elsewhere in Asia, Taiwanese stocks rose 32.19%, boosted by strong demand for semiconductor-related components.

Indian equities continued to be a bright spot among emerging markets. The MSCI India Index surged 34.09%. India’s economy bounced back as COVID-19 vaccination rates increased and overall economic activity rebounded. Gross domestic product grew an annualized 8.4% in the three months ended September 30, marking four consecutive quarters of growth. Initial public offerings also picked up, with food delivery firm Zomato and digital payments provider Paytm making notable debuts. This fueled optimism that more of India’s startups could go public.

In Brazil, stocks fell 10.08%. The MSCI Brazil Index began to sharply decelerate after June on increased concerns about the country’s macroeconomic and political outlook. The pandemic raised debt levels and upended the government’s plans to usher in more business-friendly fiscal reforms. In addition, inflationary pressures prompted Brazil’s central bank to boost the country’s key lending rate several times. Hikes since March lifted the Selic rate by 575 basis points (bps) to 7.75%.

The MSCI Russia Index gained 34.18%, buoyed by rising energy prices and an influx of retail investors. Brent crude oil prices rose 48.3% during the reporting period, supporting major oil and gas exploration and production firms. The Bank of Russia implemented six rate hikes totaling 325 bps, taking the key rate to 7.50%. Dividend yields and earnings multiples for Russian stocks remained significantly higher and lower, respectively, than the broader emerging markets.

Indonesian equities advanced 6.69%, besting other emerging markets in southeast Asia. Rising commodity prices and easing restrictions owing to falling coronavirus infection rates attracted foreign investors to Jakarta-listed stocks. The information technology and communication services sectors led gains, while consumer discretionary and industrials lagged.

Inside the portfolio

The fund’s underweight positioning in China relative to the benchmark index contributed to relative returns as the country’s equity market declined. A smaller-than-benchmark position in Alibaba Group Holding was the leading contributor to returns on a relative basis. Alibaba shares were pressured by increased government regulation in China’s internet platform and online gaming industries.

In the health care sector, Chinese biopharmaceutical firms contributed to portfolio returns. BeiGene, which has a partnership with Amgen to develop cancer drugs in China, received approval to list shares on Shanghai’s STAR Market, becoming the first company with simultaneous listings in Hong Kong, the U.S. and the Chinese mainland. Shares of Brii Biosciences rallied in November on the expected approval by regulators for its antibody COVID treatment.

Shares of Russian financial services firm TCS Holdings advanced steadily as the company announced record profits, and its digital bank, Tinkoff, was recognized by Russia’s central bank as a systemically important institution. Tinkoff’s technology-enabled branchless approach has gained traction, having grown to become Russia’s third-largest bank by number of active retail customers. The fund’s overweight position in TCS was a key contributor to relative performance.

An off-benchmark position in Tokyo Electron also contributed to relative returns. The semiconductor manufacturing equipment maker reported 86% year-over-year

2	American Funds Developing World Growth and Income Fund

operating profit growth and raised its fiscal 2022 profit forecast amid the global semiconductor chip shortage.

In contrast, positioning in Chinese financial services and real estate companies weighed on relative results.

The fund’s largest detractor was an overweight position in Ping An Insurance. Shares declined as the insurer’s exposure to the cooling Chinese real estate sector prompted a probe from the country’s banking and insurance sector regulator.

Property developers Longfor Group Holdings and China Resources Land, which both manage residential apartments and shopping malls, also detracted as contagion fears from the Evergrande crisis weakened investor sentiment regarding the country’s broader real estate sector.

An underweighted position in Taiwan Semiconductor Manufacturing detracted as the chipmaker’s shares performed well.

Despite reporting strong growth in revenue and earnings, shares of Brazilian digital payments company PagSeguro Digital declined sharply amid macroeconomic concerns, detracting from relative results.

Looking ahead

Emerging markets continue to present a large and diverse set of investment opportunities. The fund’s portfolio managers invest on a company-by-company basis, focusing on those with strong balance sheets, the ability to navigate tough periods and a disciplined approach to growing dividends over time.

The recent slowdown in China brings to light several considerations for investing in developing markets. These include assessment of the degree to which economic changes are cyclical or structural and the willingness of governments to intervene and institute reforms that might slow growth in the short term but are much needed for long-term viability.

Many emerging markets have done the hard work of reform and have valuations that are attractive relative to historical norms, suggesting they might be poised to deliver more stable equity returns than many anticipate.

Portfolio managers have been seeking to broaden their exposure outside of China and have been positioning for a broader potential recovery in emerging markets. Along those lines, they trimmed some real estate and rotated into companies in areas such as information technology and health care.

The fund’s largest area of investment is the financials sector, which accounts for approximately 24% of the fund’s net assets. Managers favor certain financial technology companies in Asia and Latin America and several banks located in Indonesia, India and Russia. Insurance companies, primarily those selling products to high-net-worth individuals in China and across greater Asia, are also a conviction.

Several semiconductor & semiconductor equipment companies are core holdings. Managers favor certain Asia-based companies in foundry and production equipment. As the recent global chip shortage has illustrated, semiconductors are an important input for an increasingly broad array of industries.

Several biotechnology firms in China are well-represented in the portfolio. Managers believe these companies are positioned for long-term growth as China seeks to develop national champions that can compete with multinational businesses.

We thank you for the trust you have placed in us and for your continued investment in the fund, and look forward to reporting to you again in six months.

Sincerely,

F. Chapman Taylor

President

January 7, 2022

For current information about the fund, visit capitalgroup.com.

American Funds Developing World Growth and Income Fund	3

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown (for the period February 3, 2014, to November 30, 2021, with all distributions reinvested)

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on a hypothetical $10,000 investment¹; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index. Source: MSCI.
[3]	For the period February 3, 2014, commencement of operations, through November 30, 2014.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2021)

	1 year	5 years	Lifetime (since 2/3/14)

Class F-2 shares	6.46%	8.83%	4.87%
Class A shares*	0.07	7.26	3.78

*	Assumes payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

4	American Funds Developing World Growth and Income Fund

Investment portfolio November 30, 2021

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
China	31.57%
India	12.72
Russian Federation	7.32
Brazil	6.06
Taiwan	5.79
Indonesia	4.88
South Korea	4.77
Hong Kong	4.66
Japan	2.79
Other countries	16.77
Short-term securities & other assets less liabilities	2.67

Common stocks 95.04%	Shares	Value (000)
Financials 24.17%
Ping An Insurance (Group) Company of China, Ltd., Class H1	16,682,000	$114,875
Sberbank of Russia PJSC (ADR)[1]	3,475,770	58,723
Sberbank of Russia PJSC[1]	3,235,447	13,834
China Merchants Bank Co., Ltd., Class H1	7,499,000	57,945
Bank Mandiri (Persero) Tbk PT1	110,404,253	53,959
AIA Group, Ltd.[1]	4,775,800	50,251
ICICI Bank, Ltd. (ADR)	1,572,894	29,036
ICICI Bank, Ltd.[1]	1,834,435	17,376
Industrial and Commercial Bank of China Ltd., Class H1	76,204,000	40,262
HDFC Bank, Ltd.[1]	1,749,200	34,685
Korea Investment Holdings Co., Ltd.[1]	500,914	31,937
Hong Kong Exchanges and Clearing, Ltd.[1]	550,500	30,356
TCS Group Holding PLC (GDR)[1,2]	282,387	26,990
TCS Group Holding PLC (GDR)[1]	9,293	888
Discovery, Ltd.[1,3]	3,110,299	26,062
Kotak Mahindra Bank, Ltd.[1]	900,461	23,585
Halyk Savings Bank of Kazakhstan OJSC (GDR)[1,2]	703,600	11,319
Halyk Savings Bank of Kazakhstan OJSC (GDR)[1]	344,737	5,546
HDFC Life Insurance Company, Ltd.[1]	1,859,731	16,822
Guaranty Trust Holding Co. PLC[1]	307,903,264	15,780
Bank BTPN Syariah Tbk PT1	54,281,763	13,504
Patria Investments, Ltd., Class A	786,954	13,441
Bank Rakyat Indonesia (Persero) Tbk PT1	33,880,700	9,675
Moscow Exchange MICEX-RTS PJSC[1]	3,508,500	7,173
Kaspi.kz JSC[1,2]	55,114	7,117
Credicorp, Ltd.	49,545	5,846
B3 SA-Brasil, Bolsa, Balcao	1,376,060	2,719
TISCO Financial Group PCL, foreign registered shares[1]	382,300	1,018
Indian Energy Exchange, Ltd.[1]	69,939	690
		721,414

Health care 16.03%
BeiGene, Ltd. (ADR)[3]	331,456	115,191
BeiGene, Ltd.[1,3]	619,800	16,649
Hutchmed China, Ltd. (ADR)[3]	2,372,368	80,328
Hutchmed China, Ltd.[1,3,4]	330,185	2,361
Jiangsu Hengrui Medicine Co., Ltd., Class A1	10,390,824	81,797
Brii Biosciences, Ltd.[1,3]	9,395,500	53,917
Hypera SA, ordinary nominative shares	6,589,482	31,788
Shandong Pharmaceutical Glass Co., Ltd., Class A1	1,917,440	13,422
Legend Biotech Corp. (ADR)[3]	260,433	13,415
Rede D’Or Sao Luiz SA	1,456,500	12,998
CanSino Biologics, Inc., Class H1,3	576,200	12,616
OdontoPrev SA, ordinary nominative shares	4,787,500	10,721
Fleury SA, ordinary nominative shares	2,348,200	7,297
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A1	322,795	5,548
Aier Eye Hospital Group Co., Ltd., Class A1	787,943	5,279

American Funds Developing World Growth and Income Fund	5

Common stocks (continued)	Shares	Value (000)
Health care (continued)
WuXi Biologics (Cayman), Inc.[1,3]	381,500	$5,196
Hangzhou Tigermed Consulting Co., Ltd., Class H1	269,266	4,282
Diagnósticos da América SA	559,324	3,467
Alibaba Health Information Technology, Ltd.[1,3]	2,190,000	2,019
		478,291

Information technology 14.40%
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	3,091,700	65,776
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	176,500	20,677
Tokyo Electron, Ltd.[1]	158,400	83,245
Broadcom, Inc.	58,484	32,381
Infosys, Ltd. (ADR)	1,422,978	32,131
Grab Holdings, Ltd., Class A1,2,3	2,599,310	30,749
Coforge, Ltd.[1]	357,975	25,888
Vanguard International Semiconductor Corp.[1]	4,572,000	24,978
PagSeguro Digital, Ltd., Class A3	896,814	22,922
MediaTek, Inc.[1]	614,000	22,103
DLocal, Ltd., Class A3	536,200	17,802
Samsung Electronics Co., Ltd.[1]	276,646	16,699
Kingdee International Software Group Co., Ltd.[1,3]	3,847,000	11,667
NHN KCP Corp.[1]	270,129	7,556
Venustech Group, Inc., Class A1	1,657,100	7,462
Yeahka, Ltd.[1,3]	1,943,200	7,015
Globant SA3	3,200	848
		429,899

Communication services 12.82%
Yandex NV, Class A3	857,178	61,665
NetEase, Inc.[1]	1,519,200	32,847
NetEase, Inc. (ADR)	201,210	21,676
Tencent Holdings, Ltd.[1]	913,200	53,799
Bharti Airtel, Ltd.[1,3]	4,885,305	47,373
MTN Group, Ltd.[1,3]	3,723,237	37,551
PT Surya Citra Media Tbk[1,3]	1,226,222,500	29,359
HKBN, Ltd.[1]	19,761,500	24,792
Singapore Telecommunications, Ltd.[1]	13,778,000	23,742
América Móvil, SAB de CV, Series L (ADR)	1,251,347	21,798
Airtel Africa PLC[1]	12,014,100	19,921
Sea, Ltd., Class A (ADR)[3]	27,800	8,008
		382,531

Consumer discretionary 9.88%
Huazhu Group, Ltd. (ADR)[3]	1,070,033	42,288
Trip.com Group, Ltd. (ADR)[3]	1,310,143	36,029
Momo.com, Inc.[1]	461,500	29,212
Kering SA1	29,706	22,908
Galaxy Entertainment Group, Ltd.[1,3]	3,854,000	20,983
Midea Group Co., Ltd., Class A1	1,892,278	20,018
Coupang, Inc., Class A3	722,856	19,156
MakeMyTrip, Ltd., non-registered shares[3]	629,045	15,317
Alibaba Group Holding, Ltd.[1,3]	747,700	11,989
Wynn Macau, Ltd.[1,3]	13,420,000	11,852
Astra International Tbk PT1	27,111,288	10,900
Bloomberry Resorts Corp.[1,3]	66,381,500	10,249
Meituan, Class B1,3	324,900	9,916
YUM! Brands, Inc.	68,500	8,415
MercadoLibre, Inc.[3]	3,846	4,571
Cie. Financière Richemont SA, Class A1	28,514	4,238
Pop Mart International Group, Ltd.[1]	586,000	4,031
Americanas SA, ordinary nominative shares[3]	609,773	3,289
Lojas Americanas SA, ordinary nominative shares	3,387,630	3,278
JD Health International, Inc.[1,3]	319,650	2,787
adidas AG1	8,497	2,464
Sands China, Ltd.[1,3]	380,300	866
		294,756

6	American Funds Developing World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 5.59%
Varun Beverages, Ltd.[1]	3,045,225	$36,373
Unilever PLC (GBP denominated)[1]	549,499	28,179
Godrej Consumer Products, Ltd.[1,3]	1,474,619	18,122
Kweichow Moutai Co., Ltd., Class A1	53,159	16,110
Carlsberg A/S, Class B1	103,000	16,080
Nestlé SA1	104,095	13,382
X5 Retail Group NV (GDR)[1]	366,953	10,169
Fomento Económico Mexicano, SAB de CV	1,117,000	7,942
Danone SA1	98,210	5,791
ITC, Ltd.[1]	1,337,629	3,916
Wuliangye Yibin Co., Ltd., Class A1	102,929	3,520
Yihai International Holding, Ltd.[1,4]	641,000	3,444
Reckitt Benckiser Group PLC[1]	20,600	1,670
United Spirits, Ltd.[1,3]	94,012	1,101
Dabur India, Ltd.[1]	134,699	1,067
		166,866

Industrials 4.64%
International Container Terminal Services, Inc.[1]	7,981,170	31,643
Epiroc AB, Class A1	604,829	14,638
Epiroc AB, Class B1	432,087	8,694
Airbus SE, non-registered shares[1,3]	143,912	16,032
InPost SA1,3	1,392,221	15,492
CCR SA, ordinary nominative shares	5,406,811	11,839
AirTAC International Group[1]	327,000	9,899
DKSH Holding AG1	116,700	9,323
Wizz Air Holdings PLC[1,3]	108,178	5,654
Quess Corp., Ltd.[1]	399,781	4,739
Contemporary Amperex Technology Co., Ltd., Class A1	41,510	4,423
Hefei Meyer Optoelectronic Technology, Inc., Class A1	637,455	3,884
Centre Testing International Group Co., Ltd.[1]	595,930	2,309
		138,569

Materials 2.74%
Vale SA, ordinary nominative shares	2,547,518	31,697
Vale SA, ordinary nominative shares (ADR)	999,803	12,368
Alrosa PJSC[1]	9,682,504	16,815
Nexa Resources SA4	799,374	6,131
Asian Paints, Ltd.[1]	134,476	5,611
Berger Paints India, Ltd.[1]	502,787	5,031
Yunnan Energy New Material Co., Ltd., Class A1	54,000	2,151
Indocement Tunggal Prakarsa Tbk PT1	2,778,300	2,052
		81,856

Energy 2.36%
AKR Corporindo Tbk PT1	93,441,200	25,901
Reliance Industries, Ltd.[1]	684,020	22,008
Gazprom PJSC (ADR)[1]	2,034,639	18,129
Rosneft Oil Company PJSC (GDR)[1]	573,676	4,319
		70,357

Utilities 2.17%
Power Grid Corporation of India, Ltd.[1]	13,936,266	38,516
China Gas Holdings, Ltd.[1]	6,712,200	12,068
AES Corp.	327,715	7,662
ENN Energy Holdings, Ltd.[1]	343,100	6,371
		64,617

Real estate 0.24%
BR Malls Participacoes SA, ordinary nominative shares[3]	5,124,793	7,201

Total common stocks (cost: $2,279,148,000)		2,836,357

Preferred securities 2.25%
Information technology 2.25%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	1,244,833	67,299

Total preferred securities (cost: $53,052,000)		67,299

American Funds Developing World Growth and Income Fund	7

Rights & warrants 0.04%	Shares	Value (000)
Information technology 0.04%
OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 2023[1,2]	19,800	$1,020

Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[3]	39,834	43

Total rights & warrants (cost: $1,155,000)		1,063

Short-term securities 3.94%
Money market investments 3.94%
Capital Group Central Cash Fund 0.07%[5,6]	1,175,444	117,544

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 0.07%[5,6,7]	442	44
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[5,7]	27,430	28
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[5,7]	22,076	22
		94

Total short-term securities (cost: $117,634,000)		117,638
Total investment securities 101.27% (cost: $2,450,989,000)		3,022,357
Other assets less liabilities (1.27)%		(37,992)

Net assets 100.00%		$2,984,365

Investments in affiliates6

	Value of affiliates at 12/1/2020 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 11/30/2021 (000)	Dividend income (000)
Short-term securities 3.94%
Money market investments 3.94%
Capital Group Central Cash Fund 0.07%[5]	$72,230	$625,406		$580,072	$(15)	$(5)	$117,544	$95
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 0.07%[5,7]	—	44	[8]				44	—	[9]
Total short-term securities							117,588
Total 3.94%					$(15)	$(5)	$117,588	$95

8	American Funds Developing World Growth and Income Fund

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,121,338,000, which represented 71.08% of the net assets of the fund. This amount includes $2,089,569,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $77,195,000, which represented 2.59% of the net assets of the fund.
[3]	Security did not produce income during the last 12 months.
[4]	All or a portion of this security was on loan. The total value of all such securities was $2,135,000, which represented .07% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Rate represents the seven-day yield at 11/30/2021.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[8]	Represents net activity. Refer to Note 5 for more information on securities lending.
[9]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

GBP= British pounds

GDR = Global Depositary Receipts

See notes to financial statements.

American Funds Developing World Growth and Income Fund	9

Financial statements

Statement of assets and liabilities at November 30, 2021	(dollars in thousands)

Assets:
Investment securities, at value (includes $2,135 of investment securities on loan):
Unaffiliated issuers (cost: $2,333,404)	$2,904,769
Affiliated issuers (cost: $117,585)	117,588		$3,022,357
Cash			527
Cash denominated in currencies other than U.S. dollars (cost: $1,957)			1,936
Cash collateral received for securities on loan			10
Receivables for:
Sales of investments	15,295
Sales of fund’s shares	2,292
Dividends and interest	3,882
Securities lending income	—	*
Other	502		21,971
			3,046,801
Liabilities:
Collateral for securities on loan			104
Payables for:
Purchases of investments	41,246
Repurchases of fund’s shares	1,845
Investment advisory services	1,865
Services provided by related parties	583
Trustees’ deferred compensation	1,243
Non-U.S. taxes	15,280
Other	270		62,332
Net assets at November 30, 2021			$2,984,365

Net assets consist of:
Capital paid in on shares of beneficial interest			$2,667,581
Total distributable earnings			316,784
Net assets at November 30, 2021			$2,984,365

*	Amount less than one thousand.

See notes to financial statements.

10	American Funds Developing World Growth and Income Fund

Financial statements (continued)

Statement of assets and liabilities at November 30, 2021 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (239,063 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$1,474,253	118,087	$12.48
Class C	80,152	6,476	12.38
Class T	13	1	12.48
Class F-1	48,816	3,907	12.49
Class F-2	640,526	51,265	12.49
Class F-3	607,207	48,624	12.49
Class 529-A	48,803	3,912	12.48
Class 529-C	3,221	260	12.36
Class 529-E	1,743	140	12.47
Class 529-T	14	1	12.48
Class 529-F-1	11	1	12.48
Class 529-F-2	9,246	740	12.49
Class 529-F-3	12	1	12.49
Class R-1	924	75	12.40
Class R-2	13,409	1,085	12.36
Class R-2E	826	66	12.42
Class R-3	13,524	1,086	12.45
Class R-4	7,533	604	12.48
Class R-5E	2,046	164	12.47
Class R-5	5,805	465	12.50
Class R-6	26,281	2,103	12.49

See notes to financial statements.

American Funds Developing World Growth and Income Fund	11

Financial statements (continued)

Statement of operations
for the year ended November 30, 2021

(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $6,094; also includes $95 from affiliates)	$66,870
Interest	205
Securities lending income (net of fees)	163	$67,238
Fees and expenses*:
Investment advisory services	22,897
Distribution services	5,501
Transfer agent services	3,431
Administrative services	941
Reports to shareholders	195
Registration statement and prospectus	285
Trustees’ compensation	233
Auditing and legal	263
Custodian	1,412
Other	357
Total fees and expenses before waiver/reimbursement	35,515
Less waiver/reimbursement of fees and expenses:
Transfer agent services waiver	11
Transfer agent services reimbursement	— †
Total fees and expenses after waiver/reimbursement		35,504
Net investment income		31,734

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2,851):
Unaffiliated issuers	157,947
Affiliated issuers	(15)
Currency transactions	(1,118)	156,814
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $15,185):
Unaffiliated issuers	(13,531)
Affiliated issuers	(5)
Currency translations	226	(13,310)
Net realized gain and unrealized depreciation		143,504

Net increase in net assets resulting from operations		$175,238

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

12	American Funds Developing World Growth and Income Fund

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended November 30,
	2021	2020
Operations:
Net investment income	$31,734	$32,554
Net realized gain	156,814	35,585
Net unrealized (depreciation) appreciation	(13,310)	218,036
Net increase in net assets resulting from operations	175,238	286,175

Distributions paid to shareholders	(30,954)	(29,907)

Net capital share transactions	36,337	(325,662)

Total increase (decrease) in net assets	180,621	(69,394)

Net assets:
Beginning of year	2,803,744	2,873,138
End of year	$2,984,365	$2,803,744

See notes to financial statements.

American Funds Developing World Growth and Income Fund	13

Notes to financial statements

1. Organization

American Funds Developing World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

14	American Funds Developing World Growth and Income Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

American Funds Developing World Growth and Income Fund	15

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$51,042	$670,372	$—	$721,414
Health care	275,205	203,086	—	478,291
Information technology	126,761	303,138	—	429,899
Communication services	113,147	269,384	—	382,531
Consumer discretionary	132,343	162,413	—	294,756
Consumer staples	7,942	158,924	—	166,866
Industrials	11,839	126,730	—	138,569
Materials	50,196	31,660	—	81,856
Energy	—	70,357	—	70,357
Utilities	7,662	56,955	—	64,617
Real estate	7,201	—	—	7,201
Preferred securities	—	67,299	—	67,299
Rights & warrants	43	1,020	—	1,063
Short-term securities	117,638	—	—	117,638
Total	$901,019	$2,121,338	$—	$3,022,357

16	American Funds Developing World Growth and Income Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Exposure to country, region, industry or sector — Subject to the investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

American Funds Developing World Growth and Income Fund	17

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may not be timely and there may not be a correlation between such information and the market value of the depositary receipts.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of November 30, 2021, the total value of securities on loan was $2,135,000, and the total value of collateral received was $2,336,000. Collateral received includes cash of $104,000 and U.S. government securities of $2,232,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

18	American Funds Developing World Growth and Income Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended November 30, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2021, the fund reclassified $38,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$10,437
Capital loss carryforward[1]	(241,112)
Gross unrealized appreciation on investments	826,769
Gross unrealized depreciation on investments	(263,362)
Net unrealized appreciation on investments	563,407
Cost of investments	2,458,950

[1]	Reflects the utilization of capital loss carryforward of $160,758,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

American Funds Developing World Growth and Income Fund	19

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30
Share class	2021		2020
Class A	$13,454		$13,227
Class C	228		359
Class T	—	[2]	—	[2]
Class F-1	513		636
Class F-2	7,713		7,253
Class F-3	7,855		7,274
Class 529-A	413		377
Class 529-C	8		17
Class 529-E	12		11
Class 529-T	—	[2]	—	[2]
Class 529-F-1	—	[2]	69
Class 529-F-2[3]	99		—
Class 529-F-3[3]	—	[2]	—
Class R-1	3		4
Class R-2	45		59
Class R-2E	4		5
Class R-3	92		101
Class R-4	74		72
Class R-5E	21		12
Class R-5	76		71
Class R-6	344		360
Total	$30,954		$29,907

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.640% on such assets in excess of $4 billion. For the year ended November 30, 2021, the investment advisory services fees were $22,897,000, which were equivalent to an annualized rate of 0.730% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

20	American Funds Developing World Growth and Income Fund

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended November 30, 2021, AFS waived transfer agent services fees of $11,000 for Class F-3 shares and CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. Neither AFS nor CRMC intend to recoup the waiver or reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended November 30, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$4,078	$2,293		$468		Not applicable
Class C	905	134		27		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	141	73		17		Not applicable
Class F-2	Not applicable	716		200		Not applicable
Class F-3	Not applicable	48		188		Not applicable
Class 529-A	117	68		15		$30
Class 529-C	38	5		1		2
Class 529-E	9	1		1		1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	5		3		5
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	10	1		—	*	Not applicable
Class R-2	107	49		4		Not applicable
Class R-2E	4	2		—	*	Not applicable
Class R-3	72	21		4		Not applicable
Class R-4	20	8		2		Not applicable
Class R-5E	Not applicable	3		1		Not applicable
Class R-5	Not applicable	3		2		Not applicable
Class R-6	Not applicable	1		8		Not applicable
Total class-specific expenses	$5,501	$3,431		$941		$38

*	Amount less than one thousand.

American Funds Developing World Growth and Income Fund	21

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $233,000 in the fund’s statement of operations reflects $19,000 in current fees (either paid in cash or deferred) and a net increase of $214,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $14,941,000 and $23,808,000, respectively, which generated $6,960,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2021.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended November 30, 2021.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

22	American Funds Developing World Growth and Income Fund

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2021

Class A	$185,173	14,177	$13,360		1,032		$(194,771)	(14,939)	$3,762	270
Class C	9,434	729	228		18		(20,202)	(1,552)	(10,540)	(805)
Class T	—	—	—		—		—	—	—	—
Class F-1	11,575	888	511		39		(24,154)	(1,841)	(12,068)	(914)
Class F-2	136,430	10,436	7,619		587		(120,818)	(9,250)	23,231	1,773
Class F-3	124,659	9,544	7,826		604		(108,594)	(8,357)	23,891	1,791
Class 529-A	9,742	747	413		32		(6,347)	(487)	3,808	292
Class 529-C	533	41	8		1		(1,405)	(109)	(864)	(67)
Class 529-E	432	33	12		1		(241)	(19)	203	15
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-2	3,636	281	99		7		(1,672)	(128)	2,063	160
Class 529-F-3	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-1	165	13	3		—	[2]	(124)	(9)	44	4
Class R-2	4,168	321	45		4		(4,553)	(352)	(340)	(27)
Class R-2E	451	34	4		—	[2]	(214)	(16)	241	18
Class R-3	3,519	269	92		7		(4,436)	(337)	(825)	(61)
Class R-4	1,800	139	74		6		(2,086)	(161)	(212)	(16)
Class R-5E	873	67	21		2		(267)	(21)	627	48
Class R-5	1,480	112	76		6		(1,266)	(98)	290	20
Class R-6	10,316	787	343		26		(7,633)	(582)	3,026	231
Total net increase (decrease)	$504,386	38,618	$30,734		2,372		$(498,783)	(38,258)	$36,337	2,732

Year ended November 30, 2020

Class A	$113,060	10,972	$13,131		1,236		$(295,376)	(29,566)	$(169,185)	(17,358)
Class C	5,948	584	358		33		(24,047)	(2,394)	(17,741)	(1,777)
Class T	—	—	—		—		—	—	—	—
Class F-1	20,247	1,995	634		59		(36,090)	(3,509)	(15,209)	(1,455)
Class F-2	128,072	12,994	7,173		690		(195,674)	(19,738)	(60,429)	(6,054)
Class F-3	103,279	10,103	7,221		698		(152,421)	(15,170)	(41,921)	(4,369)
Class 529-A	7,375	697	377		36		(8,584)	(829)	(832)	(96)
Class 529-C	648	63	17		1		(2,562)	(244)	(1,897)	(180)
Class 529-E	189	18	11		1		(271)	(26)	(71)	(7)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	1,452	138	69		7		(7,122)	(672)	(5,601)	(527)
Class 529-F-2[3]	6,275	590	—		—		(118)	(10)	6,157	580
Class 529-F-3[3]	10	1	—		—		—	—	10	1
Class R-1	55	6	4		—	[2]	(418)	(39)	(359)	(33)
Class R-2	3,115	301	59		6		(4,391)	(425)	(1,217)	(118)
Class R-2E	172	17	4		—	[2]	(282)	(27)	(106)	(10)
Class R-3	3,343	324	101		9		(4,519)	(442)	(1,075)	(109)
Class R-4	1,998	189	71		7		(3,769)	(365)	(1,700)	(169)
Class R-5E	671	65	12		1		(248)	(25)	435	41
Class R-5	774	74	71		7		(1,553)	(152)	(708)	(71)
Class R-6	5,746	554	360		35		(20,319)	(1,878)	(14,213)	(1,289)
Total net increase (decrease)	$402,429	39,685	$29,673		2,826		$(757,764)	(75,511)	$(325,662)	(33,000)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

11. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $966,974,000 and $952,003,000, respectively, during the year ended November 30, 2021.

American Funds Developing World Growth and Income Fund	23

Financial highlights

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
11/30/2021	$11.86	$.12	$.61	$.73	$(.11)	$12.48	6.15%	$1,474		1.26%		1.26%		.89%
11/30/2020	10.67	.12	1.18	1.30	(.11)	11.86	12.26	1,398		1.27		1.27		1.12
11/30/2019	9.70	.20	.98	1.18	(.21)	10.67	12.24	1,442		1.29		1.29		1.92
11/30/2018	10.93	.22	(1.22)	(1.00)	(.23)	9.70	(9.26)	1,413		1.25		1.25		2.05
11/30/2017	8.99	.20	1.95	2.15	(.21)	10.93	24.11	1,641		1.28		1.28		2.01
Class C:
11/30/2021	11.78	.02	.61	.63	(.03)	12.38	5.36	80		1.99		1.99		.16
11/30/2020	10.61	.04	1.17	1.21	(.04)	11.78	11.48	86		2.02		2.02		.37
11/30/2019	9.66	.12	.97	1.09	(.14)	10.61	11.31	96		2.06		2.06		1.14
11/30/2018	10.88	.13	(1.20)	(1.07)	(.15)	9.66	(9.91)	101		2.04		2.04		1.25
11/30/2017	8.95	.12	1.93	2.05	(.12)	10.88	23.04	126		2.08		2.08		1.22
Class T:
11/30/2021	11.86	.15	.61	.76	(.14)	12.48	6.40 [5]	—	[6]	1.01	[5]	1.01	[5]	1.12	[5]
11/30/2020	10.67	.14	1.18	1.32	(.13)	11.86	12.57 [5]	—	[6]	1.01	[5]	1.01	[5]	1.38	[5]
11/30/2019	9.70	.22	.98	1.20	(.23)	10.67	12.52 [5]	—	[6]	1.05	[5]	1.05	[5]	2.17	[5]
11/30/2018	10.93	.24	(1.21)	(.97)	(.26)	9.70	(9.06)[5]	—	[6]	1.04	[5]	1.04	[5]	2.24	[5]
11/30/2017[7,8]	9.93	.17	1.00	1.17	(.17)	10.93	11.83 [5,9]	—	[6]	1.06	[5,10]	1.06	[5,10]	2.52	[5,10]
Class F-1:
11/30/2021	11.87	.12	.62	.74	(.12)	12.49	6.17	49		1.23		1.23		.92
11/30/2020	10.68	.12	1.18	1.30	(.11)	11.87	12.29	57		1.22		1.22		1.17
11/30/2019	9.71	.20	.98	1.18	(.21)	10.68	12.25	67		1.26		1.26		1.96
11/30/2018	10.93	.22	(1.21)	(.99)	(.23)	9.71	(9.19)	65		1.25		1.25		2.01
11/30/2017	8.99	.21	1.94	2.15	(.21)	10.93	24.05	107		1.27		1.27		2.04
Class F-2:
11/30/2021	11.87	.16	.61	.77	(.15)	12.49	6.46	641		.95		.95		1.19
11/30/2020	10.68	.15	1.18	1.33	(.14)	11.87	12.62	588		.95		.95		1.43
11/30/2019	9.71	.22	.98	1.20	(.23)	10.68	12.55	593		1.00		1.00		2.17
11/30/2018	10.94	.25	(1.22)	(.97)	(.26)	9.71	(9.00)	646		.99		.99		2.33
11/30/2017	9.00	.23	1.94	2.17	(.23)	10.94	24.34	738		1.01		1.01		2.28
Class F-3:
11/30/2021	11.87	.17	.61	.78	(.16)	12.49	6.57	607		.85		.85		1.29
11/30/2020	10.67	.16	1.19	1.35	(.15)	11.87	12.85	556		.87		.86		1.53
11/30/2019	9.71	.24	.97	1.21	(.25)	10.67	12.57	546		.90		.89		2.35
11/30/2018	10.94	.25	(1.21)	(.96)	(.27)	9.71	(8.84)	448		.90		.90		2.37
11/30/2017[7,11]	9.47	.21	1.47	1.68	(.21)	10.94	17.72 [9]	368		.89	[10]	.89	[10]	2.39	[10]
Class 529-A:
11/30/2021	11.86	.11	.62	.73	(.11)	12.48	6.11	49		1.28		1.28		.86
11/30/2020	10.66	.11	1.19	1.30	(.10)	11.86	12.34	43		1.29		1.29		1.09
11/30/2019	9.70	.19	.97	1.16	(.20)	10.66	12.10	40		1.32		1.32		1.89
11/30/2018	10.92	.21	(1.20)	(.99)	(.23)	9.70	(9.20)	36		1.29		1.29		2.02
11/30/2017	8.99	.20	1.93	2.13	(.20)	10.92	23.92	39		1.30		1.30		2.00

See end of table for footnotes.

24	American Funds Developing World Growth and Income Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
11/30/2021	$11.77	$.01		$.61	$.62	$(.03)	$12.36	5.32%		$3		2.04%		2.04%		.11%
11/30/2020	10.60	.04		1.17	1.21	(.04)	11.77	11.43		4		2.07		2.07		.41
11/30/2019	9.65	.11		.97	1.08	(.13)	10.60	11.29		5		2.10		2.10		1.11
11/30/2018	10.87	.13		(1.21)	(1.08)	(.14)	9.65	(9.97)		5		2.09		2.09		1.20
11/30/2017	8.94	.12		1.93	2.05	(.12)	10.87	23.04		6		2.13		2.13		1.17
Class 529-E:
11/30/2021	11.85	.09		.62	.71	(.09)	12.47	5.98		2		1.44		1.44		.70
11/30/2020	10.65	.10		1.19	1.29	(.09)	11.85	12.18		1		1.44		1.44		.96
11/30/2019	9.69	.18		.97	1.15	(.19)	10.65	11.93		1		1.48		1.48		1.73
11/30/2018	10.92	.20		(1.22)	(1.02)	(.21)	9.69	(9.38)		1		1.48		1.48		1.88
11/30/2017	8.98	.18		1.94	2.12	(.18)	10.92	23.69		1		1.51		1.51		1.77
Class 529-T:
11/30/2021	11.86	.14		.62	.76	(.14)	12.48	6.36	[5]	—	[6]	1.05	[5]	1.05	[5]	1.09	[5]
11/30/2020	10.67	.14		1.18	1.32	(.13)	11.86	12.51	[5]	—	[6]	1.06	[5]	1.06	[5]	1.33	[5]
11/30/2019	9.70	.22		.98	1.20	(.23)	10.67	12.47	[5]	—	[6]	1.09	[5]	1.09	[5]	2.11	[5]
11/30/2018	10.93	.23		(1.21)	(.98)	(.25)	9.70	(9.11)[5]		—	[6]	1.09	[5]	1.09	[5]	2.18	[5]
11/30/2017[7,8]	9.93	.17		.99	1.16	(.16)	10.93	11.81	[5,9]	—	[6]	1.12	[5,10]	1.12	[5,10]	2.46	[5,10]
Class 529-F-1:
11/30/2021	11.86	.14		.62	.76	(.14)	12.48	6.39	[5]	—	[6]	1.03	[5]	1.03	[5]	1.10	[5]
11/30/2020	10.67	.15		1.17	1.32	(.13)	11.86	12.50	[5]	—	[6]	1.07	[5]	1.07	[5]	1.48	[5]
11/30/2019	9.70	.21		.98	1.19	(.22)	10.67	12.44		6		1.11		1.11		2.04
11/30/2018	10.93	.21		(1.19)	(.98)	(.25)	9.70	(9.09)		6		1.09		1.09		2.04
11/30/2017	8.99	.22		1.94	2.16	(.22)	10.93	24.23		3		1.12		1.12		2.18
Class 529-F-2:
11/30/2021	11.87	.15		.62	.77	(.15)	12.49	6.44		9		.97		.97		1.16
11/30/2020[7,12]	10.62	—	[13]	1.25	1.25	—	11.87	11.77	[9]	7		.09	[9]	.09	[9]	(.02)[9]
Class 529-F-3:
11/30/2021	11.87	.16		.62	.78	(.16)	12.49	6.52		—	[6]	.94		.91		1.23
11/30/2020[7,12]	10.62	—	[13]	1.25	1.25	—	11.87	11.77	[9]	—	[6]	.09	[9]	.08	[9]	(.01)[9]
Class R-1:
11/30/2021	11.79	.03		.62	.65	(.04)	12.40	5.49		1		1.93		1.93		.23
11/30/2020	10.62	.04		1.18	1.22	(.05)	11.79	11.50		1		1.98		1.98		.40
11/30/2019	9.67	.12		.97	1.09	(.14)	10.62	11.36		1		2.01		2.01		1.22
11/30/2018	10.89	.14		(1.20)	(1.06)	(.16)	9.67	(9.86)		1		1.99		1.99		1.33
11/30/2017	8.96	.13		1.93	2.06	(.13)	10.89	23.07		1		2.02		2.02		1.29

See end of table for footnotes.

American Funds Developing World Growth and Income Fund	25

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class R-2:
11/30/2021	$11.76	$.03	$.61	$.64	$(.04)	$12.36	5.44%	$13		1.94%		1.94%		.21%
11/30/2020	10.59	.05	1.17	1.22	(.05)	11.76	11.58	13		1.94		1.94		.46
11/30/2019	9.64	.13	.96	1.09	(.14)	10.59	11.43	13		1.97		1.97		1.24
11/30/2018	10.87	.14	(1.21)	(1.07)	(.16)	9.64	(9.86)	12		1.97		1.97		1.32
11/30/2017	8.94	.13	1.94	2.07	(.14)	10.87	23.12	11		1.98		1.98		1.32

Class R-2E:
11/30/2021	11.81	.06	.62	.68	(.07)	12.42	5.74	1		1.64		1.64		.46
11/30/2020	10.63	.08	1.17	1.25	(.07)	11.81	11.86	1		1.68		1.68		.74
11/30/2019	9.67	.15	.97	1.12	(.16)	10.63	11.72	1		1.71		1.71		1.43
11/30/2018	10.90	.18	(1.22)	(1.04)	(.19)	9.67	(9.55)	—	[6]	1.74		1.70		1.81
11/30/2017	8.98	.15	1.94	2.09	(.17)	10.90	23.30 [5]	—	[6]	1.83	[5]	1.78	[5]	1.48	[5]

Class R-3:
11/30/2021	11.84	.08	.61	.69	(.08)	12.45	5.83	13		1.49		1.49		.65
11/30/2020	10.64	.09	1.19	1.28	(.08)	11.84	12.15	14		1.50		1.50		.89
11/30/2019	9.68	.17	.97	1.14	(.18)	10.64	11.89	13		1.53		1.53		1.67
11/30/2018	10.91	.18	(1.21)	(1.03)	(.20)	9.68	(9.53)	12		1.54		1.54		1.74
11/30/2017	8.97	.17	1.95	2.12	(.18)	10.91	23.79	11		1.55		1.55		1.72

Class R-4:
11/30/2021	11.86	.12	.62	.74	(.12)	12.48	6.22	8		1.19		1.19		.94
11/30/2020	10.66	.12	1.19	1.31	(.11)	11.86	12.43	7		1.20		1.20		1.17
11/30/2019	9.70	.20	.97	1.17	(.21)	10.66	12.19	8		1.24		1.24		1.95
11/30/2018	10.92	.21	(1.19)	(.98)	(.24)	9.70	(9.15)	8		1.24		1.24		2.02
11/30/2017	8.99	.21	1.93	2.14	(.21)	10.92	23.97	8		1.25		1.25		2.06

Class R-5E:
11/30/2021	11.85	.15	.62	.77	(.15)	12.47	6.43	2		1.00		1.00		1.14
11/30/2020	10.65	.14	1.19	1.33	(.13)	11.85	12.69	1		1.00		1.00		1.36
11/30/2019	9.69	.21	.98	1.19	(.23)	10.65	12.42	1		1.04		1.04		2.02
11/30/2018	10.92	.25	(1.22)	(.97)	(.26)	9.69	(9.01)	1		1.03		1.02		2.49
11/30/2017	8.98	.18	1.99	2.17	(.23)	10.92	24.44	—	[6]	1.10		.96		1.75

Class R-5:
11/30/2021	11.87	.16	.63	.79	(.16)	12.50	6.60	6		.90		.90		1.26
11/30/2020	10.68	.16	1.17	1.33	(.14)	11.87	12.69	5		.90		.90		1.49
11/30/2019	9.72	.23	.97	1.20	(.24)	10.68	12.51	6		.93		.93		2.25
11/30/2018	10.94	.25	(1.20)	(.95)	(.27)	9.72	(8.86)	5		.93		.93		2.34
11/30/2017	9.00	.23	1.95	2.18	(.24)	10.94	24.42	6		.94		.94		2.30

Class R-6:
11/30/2021	11.87	.17	.61	.78	(.16)	12.49	6.57	26		.85		.85		1.31
11/30/2020	10.68	.16	1.18	1.34	(.15)	11.87	12.75	22		.85		.85		1.52
11/30/2019	9.71	.23	.99	1.22	(.25)	10.68	12.69	34		.88		.88		2.24
11/30/2018	10.94	.25	(1.21)	(.96)	(.27)	9.71	(8.90)	38		.88		.88		2.39
11/30/2017	9.00	.24	1.94	2.18	(.24)	10.94	24.49	41		.89		.89		2.39

	Year ended November 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes[14]	32%	36%	40%	31%	28%

See end of table for footnotes.

26	American Funds Developing World Growth and Income Fund

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from AFS and/or CRMC. During some of the periods shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Amount less than $.01.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

American Funds Developing World Growth and Income Fund	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Developing World Growth and Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Developing World Growth and Income Fund (the “Fund”), including the investment portfolio, as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
January 7, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

28	American Funds Developing World Growth and Income Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2021, through November 30, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Developing World Growth and Income Fund	29

Expense example (continued)

	Beginning account value 6/1/2021	Ending account value 11/30/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$928.61	$6.09	1.26%
Class A – assumed 5% return	1,000.00	1,018.75	6.38	1.26
Class C – actual return	1,000.00	925.33	9.60	1.99
Class C – assumed 5% return	1,000.00	1,015.09	10.05	1.99
Class T – actual return	1,000.00	929.76	4.89	1.01
Class T – assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class F-1 – actual return	1,000.00	928.81	5.95	1.23
Class F-1 – assumed 5% return	1,000.00	1,018.90	6.23	1.23
Class F-2 – actual return	1,000.00	930.08	4.60	.95
Class F-2 – assumed 5% return	1,000.00	1,020.31	4.81	.95
Class F-3 – actual return	1,000.00	930.57	4.11	.85
Class F-3 – assumed 5% return	1,000.00	1,020.81	4.31	.85
Class 529-A – actual return	1,000.00	929.20	5.95	1.23
Class 529-A – assumed 5% return	1,000.00	1,018.90	6.23	1.23
Class 529-C – actual return	1,000.00	925.66	9.85	2.04
Class 529-C – assumed 5% return	1,000.00	1,014.84	10.30	2.04
Class 529-E – actual return	1,000.00	928.47	7.01	1.45
Class 529-E – assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class 529-T – actual return	1,000.00	929.62	5.08	1.05
Class 529-T – assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class 529-F-1 – actual return	1,000.00	929.67	4.98	1.03
Class 529-F-1 – assumed 5% return	1,000.00	1,019.90	5.22	1.03
Class 529-F-2 – actual return	1,000.00	930.03	4.69	.97
Class 529-F-2 – assumed 5% return	1,000.00	1,020.21	4.91	.97
Class 529-F-3 – actual return	1,000.00	930.31	4.40	.91
Class 529-F-3 – assumed 5% return	1,000.00	1,020.51	4.61	.91
Class R-1 – actual return	1,000.00	925.81	9.27	1.92
Class R-1 – assumed 5% return	1,000.00	1,015.44	9.70	1.92
Class R-2 – actual return	1,000.00	925.55	9.32	1.93
Class R-2 – assumed 5% return	1,000.00	1,015.39	9.75	1.93
Class R-2E – actual return	1,000.00	927.46	7.88	1.63
Class R-2E – assumed 5% return	1,000.00	1,016.90	8.24	1.63
Class R-3 – actual return	1,000.00	927.41	7.20	1.49
Class R-3 – assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class R-4 – actual return	1,000.00	929.64	5.76	1.19
Class R-4 – assumed 5% return	1,000.00	1,019.10	6.02	1.19
Class R-5E – actual return	1,000.00	930.50	4.84	1.00
Class R-5E – assumed 5% return	1,000.00	1,020.05	5.06	1.00
Class R-5 – actual return	1,000.00	931.10	4.36	.90
Class R-5 – assumed 5% return	1,000.00	1,020.56	4.56	.90
Class R-6 – actual return	1,000.00	930.55	4.11	.85
Class R-6 – assumed 5% return	1,000.00	1,020.81	4.31	.85

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

30	American Funds Developing World Growth and Income Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2021:

Foreign taxes	$0.04 per share
Foreign source income	$0.33 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$207,000
Corporate dividends received deduction	$1,458,000
U.S. government income that may be exempt from state taxation	$23,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

American Funds Developing World Growth and Income Fund	31

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Michael C. Camuñez, 1969	2019	President and CEO, Monarch Global Strategies LLC, previously ManattJones Global Strategies (international consulting); former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International/Southern California Edison
Vanessa C. L. Chang, 1952	2013	Former Director, EL & EL Investments (real estate)	16	Edison International/Southern California Edison; Transocean Ltd. (offshore drilling contractor)
Linda Griego, 1947	2013	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc.
Leonade D. Jones, 1947	2013	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2013	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	17	Biogen Inc.; Sempra Energy
Sharon I. Meers, 1965	2021	Co-Founder, Plenish Health (a women’s telehealth company); former Senior Director, Head of Strategic Partnerships, eBay Enterprise	7	None
James J. Postl, 1946 Chair of the Board (Independent and Non-Executive)	2013	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Josette Sheeran, 1954	2019	President and Director, Canoo Inc.; Executive Chair, The McCain Institute; Professor of Practice, Arizona State University; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	7	None
Margaret Spellings, 1957	2013	President and CEO, Texas 2036; former President, Margaret 91 Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Isaac Stein, 1946	2013	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961 Trustee	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 33 for footnotes.

32	American Funds Developing World Growth and Income Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
F. Chapman Taylor, 1959 President	2013	Partner — Capital International Investors, Capital Research and Management Company
Donald H. Rolfe, 1972 Executive Vice Officer	2013	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Principal Executive Officer	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Noriko Honda Chen, 1967 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company; President and Director, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Victor D. Kohn, 1957 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]; President and Director, Capital International, Inc.[7]
Courtney R. Taylor, 1975 Secretary	2018	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Lovelyn Sims, 1989 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of F. Chapman Taylor, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

American Funds Developing World Growth and Income Fund	33

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34	American Funds Developing World Growth and Income Fund

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American Funds Developing World Growth and Income Fund	35

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American Funds Developing World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Developing World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Developing World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

DWGI

Registrant:

a) Audit Fees:
Audit	2020	108,000
	2021	226,000

b) Audit-Related Fees:
	2020	3,000
	2021	None

c) Tax Fees:
	2020	17,000
	2021	13,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,753,000
	2021	1,295,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	39,000
	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	None
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $1,812,000 for fiscal year 2020 and $1,311,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: January 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: January 31, 2022

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: January 31, 2022